                                                                       Exhibit 3


                        [ILX RESORTS INCORPORATED LOGO]
  NUMBER                                                               SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA
  THIS CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO, IL OR IN NEW YORK, N.Y.

                               CUSIP 449661 50 3
                      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE NO PAR VALUE COMMON STOCK OF


ILX RESORTS INCORPORATED, transferable on the books of the Corporation in person or by attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented thereby are subject to the laws of the State of Arizona and to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation, each as amended. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal and facsimile signatures of its duly authorized officers.

Dated:

/s/ Stephanie D. Castronova     ILX RESORTS INCORPORATED      /s/ Nancy J. Stone
         SECRETARY                    CORPORATE                    PRESIDENT
                                         SEAL
                                       ARIZONA
                                         1986




COUNTERSIGNED AND REGISTERED:
         HARRIS TRUST AND SAVINGS BANK
                           TRANSFER AGENT AND REGISTRAR,


BY

                           AUTHORIZED SIGNATURE.


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                          UNIF GIFT/TRANS MIN ACT - _______ Custodian _____________________
     TEN ENT - as tenants by the entireties                                             (Cust)                 (Minor)
     JF TEN  - as joint tenants with right of survivorship                             under Uniform Gifts/Transfers to Minors
               and not as tenants in common and not as                                 Act ___________________________________
               community property                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________ hereby sell, assign, and transfer to

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably appoint ___________________________________________________ Attorney
to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

                                   _____________________________________
                                                 SIGNATURE

                                   _____________________________________
                                                 SIGNATURE

                                   NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed:

___________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution pursuant to
SEC Rule 17Ad-15.